Exhibit 99.1
Snowflake Announces Proposed Private Placement of $3.5 Billion of 0.00% Convertible Senior Notes

MENLO PARK, Calif. – September 28, 2026 – Snowflake Inc. (NYSE: SNOW) (“Snowflake”), the AI Data Cloud Company, today announced that it intends to offer, subject to market conditions and other factors, $1.3 billion aggregate principal amount of its 0.00% Convertible Senior Notes due 2029 (the “2029 notes”) and $2.2 billion aggregate principal amount of its 0.00% Convertible Senior Notes due 2031 (the “2031 notes,” and together with the 2029 notes, the “notes”) in a private placement (the “offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Snowflake also intends to grant the initial purchasers of the notes options to purchase, within a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $200.0 million aggregate principal amount of the 2029 notes and up to an additional $300.0 million aggregate principal amount of the 2031 notes.
The notes will be general unsecured obligations of Snowflake and will not bear regular interest and the principal amount of the notes will not accrete. The 2029 notes will mature on October 15, 2029 and the 2031 notes will mature on October 15, 2031, in each case, unless earlier converted, redeemed or repurchased. Upon conversion, Snowflake will pay or deliver, as the case may be, cash, shares of Snowflake’s common stock, or a combination of cash and shares of Snowflake’s common stock, at its election. The initial conversion rate and other terms of each series of notes will be determined at the time of pricing of the offering.
Snowflake expects to use the net proceeds from the offering to pay the cost of the capped call transactions described below, to pay the cost of repurchasing a portion of Snowflake’s 0.00% convertible senior notes due 2027 (the “2027 notes”) in the note repurchase transactions as described below, and for general corporate purposes, which may include repurchases of its common stock from time to time under its existing or any future stock repurchase program or additional repurchases of the existing notes from time to time, as well as acquisitions or strategic investments in complementary businesses, technologies, or other assets. If the initial purchasers exercise their option to purchase additional notes of a series, Snowflake expects to use a portion of the net proceeds from the sale of the additional notes to enter into additional capped call transactions with respect to the relevant series of notes as to which the option was exercised with the relevant option counterparties as described below, and the remainder for other general corporate purposes as described above.
In connection with the pricing of the notes, Snowflake expects to enter into privately negotiated capped call transactions relating to each series of notes with one or more of the initial purchasers or affiliates thereof and/or other financial institutions (the “option counterparties”). The capped call transactions relating to the 2029 notes will cover, subject to customary adjustments substantially similar to those applicable to the 2029 notes, the number of shares of Snowflake’s common stock initially underlying the 2029 notes, and the capped call transactions relating to the 2031 notes will cover, subject to customary adjustments substantially similar to those applicable to the 2031 notes, the number of shares of Snowflake’s common stock initially underlying the 2031 notes. The capped call transactions relating to each series of notes are generally expected to reduce the potential dilution to Snowflake’s common stock upon any conversion of the relevant series of notes and/or offset any cash payments Snowflake is required to make in excess of the principal amount of converted notes of such series, as the case may be, with such reduction and/or offset subject to a cap.
In connection with establishing their initial hedges of the capped call transactions, Snowflake expects the option counterparties or their respective affiliates will enter into various derivative transactions with respect to Snowflake’s common stock and/or purchase shares of Snowflake’s common stock concurrently with or shortly after the pricing of the notes, including with, or from, certain investors in the notes. This activity could increase (or reduce the size of any decrease in) the market price of Snowflake’s common stock or the notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Snowflake’s common stock and/or purchasing or selling shares of Snowflake’s common stock or other securities of Snowflake in secondary market transactions following the pricing of the notes and prior to the maturity of each series of notes (and are likely to do so during any observation period related to a conversion of the notes, following any redemption of the notes or any repurchase of the notes upon a fundamental change, or, to the extent Snowflake exercises the relevant election under the capped call transactions, following any other repurchase of the notes). This activity could also cause or avoid an increase or a decrease in the market price of Snowflake’s common stock or the notes, which could affect a noteholder’s ability to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of the notes, it could affect the number of shares, if any, and value of the consideration that a noteholder will receive upon conversion of the notes.
Snowflake expects to use a portion of the net proceeds from the offering to repurchase for cash a portion of its 2027 notes in privately negotiated transactions (each, a “note repurchase transaction”) effected through one of the initial purchasers or its affiliate concurrently with the pricing of the offering. The terms of each note repurchase transaction will depend on a variety of factors, including the market price of Snowflake’s common stock and the trading price of the 2027 notes at the time of such note repurchase transactions. No assurance can be given as to how much, if any, of the 2027 notes will be repurchased or the terms on which they will be repurchased. This press release is not an offer to repurchase the 2027 notes, and the offering of the notes is not contingent upon the note repurchase transactions.
In connection with any note repurchase transaction, Snowflake expects that holders of the 2027 notes repurchased and who have hedged their equity price risk with respect to such 2027 notes (the “hedged holders”) will, concurrently with, or shortly after, the pricing of the notes offered in the offering, unwind all or part of their hedge positions by buying Snowflake’s common stock and/or entering into or unwinding various derivative transactions with respect to Snowflake’s common stock. The amount of common stock to be purchased by the hedged holders or the notional number of shares of common stock underlying such derivative transactions may be substantial in relation to the historical average daily trading volume of common stock. This activity by the hedged holders could increase (or reduce the size of any decrease in) the market price of Snowflake’s common stock, including concurrently with the pricing of the notes, resulting in a higher effective conversion price of the notes. Snowflake cannot predict the magnitude of such market activity or the overall effect it will have on the price of the notes offered in the offering or its common stock.
The notes and any shares of Snowflake’s common stock issuable upon conversion of the notes have not been and will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.
This press release is neither an offer to sell nor a solicitation of an offer to buy any of these securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.
Forward-Looking Statements

This press release contains “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding, among other things, the proposed offering, including statements concerning the proposed terms and anticipated completion, timing and size of the proposed offering of the notes, the capped call transactions, the anticipated use of proceeds from the proposed offering, the timing or amount of any repurchases of the 2027 notes, and the potential impact of the foregoing or related transactions on dilution to holders of our common stock and the market price of our common stock, the trading price of each series of notes or the conversion price of each series of notes. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual events, results or outcomes to differ materially from those expressed or implied by the forward-looking statements. These risks include, but are not limited to, market risks, trends and conditions, our ability to complete the proposed offering on the expected terms, or at all, whether we will be able to satisfy closing conditions related to the proposed offering, whether and on what terms we may repurchase any 2027 notes, changes in the structure or terms of the capped call transactions and unanticipated uses of capital, any of which could differ or change based upon market conditions or for other reasons, and those risks included in the section titled “Risk Factors” in our Securities and Exchange Commission (“SEC”) filings and reports, including our Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2026 and other filings that we make from time to time with the SEC, which are available on the SEC’s website at www.sec.gov.  As a result, you should not rely on any forward-looking statements as predictions of future events. All forward-looking statements contained in this press release speak only as of the date on which they were made. Except as required by law, we undertake no obligation to update such forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

About Snowflake
Snowflake is the platform for the AI era, making it easy for enterprises to innovate faster and get more value from data. More than 14,500 customers around the globe, including hundreds of the world’s largest companies, use Snowflake’s AI Data Cloud to build, use and share data, applications and AI. With Snowflake, data and AI are transformative for everyone.
Contact:
Investor Contact:
Katherine McCracken
Head of Investor Relations
IR@snowflake.com

Press Contact:
Eszter Szikora
Press@snowflake.com